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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: February 6, 2001

                         MILEMARKER INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    FLORIDA
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                 (State or other jurisdiction of incorporation)

        0-26150                                          11-2128469
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(Commission File Number)                    (IRS Employer Identification Number)

               1450 S.W. 13TH COURT, POMPANO BEACH, FLORIDA 33069
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                   (Address of principal executive officers)

       Registrant's telephone number, including area code: (954) 782-0604
                                                           --------------

                                   NO CHANGE
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         (Former name or former address, if changed since last report)
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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           None

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           None

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           None

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           None

ITEM 5.    OTHER EVENTS

           On January 25, 2001, MileMarker International, (the "Registrant") received notice from the United States Army Tank-Automotive and Armaments Command of the U.S. Department of the Army (the "military") that its wholly-owned subsidiary, MileMarker, Inc. (the "Company") had been awarded a fixed price contract for the delivery of 1404 hydraulic winch/bumper assemblies during 2001 worth $3,568,968. This latest military order represents a significant proportion of the Company's anticipated total sales volume for 2001. Prior to this contract, the Company already has delivered over $2,700,000 of complete winch/bumper assemblies under previously-announced military contracts.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           None

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           None

ITEM 8.    CHANGE IN FISCAL YEAR

           None




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  MILEMARKER INTERNATIONAL, INC.
                                                        (Registrant)


Dated: February 6, 2001                           By: /s/ Richard E. Aho
                                                      -------------------------
                                                      Richard E. Aho, President



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